UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      December 17, 2004 (December 14, 2004)

                      MILLENNIUM BIOTECHNOLOGIES GROUP, INC
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                           0-3338                 22-1558317
     ---------------                 ------------              ----------
    (state or other juris-           (Commission            (I.R.S. Employer
    diction of incorporation)         File Number)         (Identification No.)

            665 Martinsville Road, Suite 219 Basking Ridge,    NJ 07920
            -----------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (908) 604-2500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 14, 2004, Bruce L. Deichl resigned as Chief Operating Officer, Secretary and a Director of Millennium Biotechnologies Group, Inc., and as Chief Operating Officer and a Director of our wholly-owned subsidiary, Millennium Biotechnologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILLENNIUM BIOTECHNOLOGIES GROUP, INC

                                        By: /s/ Jerry E. Swon
                                            ------------------------------------
                                            Jerry E. Swon
                                            President

December 17, 2004